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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 14, 1998 included in Globix Corporation's Form 10-KSB/A for the year ended September 30, 1998 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

November 1, 1999
New York, New York